MUTUAL SELECTION FUND, INC.                          Mail:          P.O. Box 209
                                                              Muscatine IA 52761
DAVID M. STANLEY             JOHN W. AXEL            Office:       Octagon Place
President                    JEFFREY R. BOEYINK                 2610 Park Avenue
                             DOUGLAS B. CODER                 Muscatine IA 52761
KEVIN J. BURNS               DR. DAVID N. DE JONG
JANET R. VAN ALSBURG         DAVID L. EVANS          Telephone:     319-264-8000
Vice Presidents              ROBERT W. TOBORG                    or 800-334-8920
                             Directors               Fax:           319-264-3363

                                                             February 22, 2001

   Dear Fellow Shareholder:                        ANNUAL REPORT FOR YEAR 2000
                                                   ---------------------------

   Annual Meeting of Our Shareholders: Friday, March 9. We encourage you to attend:

        6:30 PM, Friday, March 9, 2001
        Octagon Place
        2610 Park Avenue
        Muscatine, Iowa

   Moving Ahead with Reorganization. Our shareholders approved the reorganization plan on November 15; see page 8. We filed a registration statement for Pearl Mutual Funds with the Securities and Exchange Commission on January 8. We will notify you when this registration becomes effective. At that time:

      Mutual Selection Fund will become a series of Pearl Mutual Funds. This means your Fund will be one of two no-load mutual funds within the Pearl Mutual Funds family. Pearl Mutual Funds is a newly-created Massachusetts business trust. This will be a tax-free reorganization.

      Mutual Selection Fund's name will change to Pearl Total Return Fund.

      Mutual Selection Fund's current seven-member Board of Directors will be the Board of Trustees of Pearl Mutual Funds.

   Total Return.  Mutual Selection Fund's 2000 total return was 1.56%.   This
   small gain is encouraging because 2000 was a down year for so many stocks and mutual funds.

   Your Fund's total return was 26.99% in 1999, 4.60% in 1998, 14.75% in 1997,
   14.19% in 1996, and 21.13% in 1995.

   On February 15 the Fund's total return for the year 2001 to date was 3.23%. We are pleased with this strong start. However, we caution that this performance does not predict the future.

   Net Asset Value. The Fund's net asset value per share grew 1.56%, from $12.16 (ex-dividend) at December 31, 1999 to $12.35 at December 31, 2000.
   Our $12.35 net asset value was then reduced to $10.54 by payment of the year-end income dividend and capital gains distributions: total $1.8101 per share. This did not change the Fund's total return.

   Year-end 2000 Dividends. Last month we mailed your Shareholder Account Statement showing the reinvestment of your 2000 year-end distributions -- income dividend $.6904 per share, short-term capital gains distribution $.4851 per share, and long-term capital gains distribution $.6346 per share -- to buy more shares of Mutual Selection Fund.

   All our shareholders reinvested these distributions as of December 31 at the ex-dividend net asset value, $10.54 per share.

   Taxes; Form 1099 for 2000. We also mailed to you last month a Form 1099 for your 2000 year-end distributions.

   For shareholders that are taxable corporations, 5.30% of the Fund's 2000 "ordinary dividends" qualifies for the dividends received deduction. This means 5.30% of the entire amount in box 1 on your Form 1099, even though that amount includes both the income dividend and short-term capital gains distribution. The dividends received deduction does not apply to the long-term capital gains distribution (in box 2a on your Form 1099).

   Net Assets of Mutual Selection Fund contracted slightly from $59,602,954 at December 31, 1999 to $58,874,641 at December 31, 2000. This was due to shareholder redemptions. To date all our shareholders have reinvested all their dividends and distributions. This is positive for the Fund, but some shareholders who needed cash made partial redemptions.

   Mutual Selection Fund is a private mutual fund; the Fund's shares are not offered to the public. The Fund now has 116 shareholder accounts. In addition, the shareholders of Midwest Management Corporation continue to be indirect shareholders through Midwest's selection of the Fund as Midwest's primary investment.

   Fund Expenses. Your Fund's expense ratio (total operating expenses as a percentage of average net assets) was 0.93% in 2000. The Fund is one of the lowest-cost funds of its type (independent fund of funds) in the U.S.

   The Fund's total operating expenses cannot exceed 0.96% of average net assets up to $30 million, 0.90% of average net assets from $30 million to $100 million, and 0.78% of average net assets over $100 million. Pearl Management Company (previously Mutual Selection Management Company), the Fund's investment adviser, pays any operating expenses beyond this limit.

   No-Load Investing. Mutual Selection Fund can invest only in no-load (no sales charge and no redemption fee), low-load (3% or lower), or load-waived (due to large purchases) mutual funds. However, the Fund actually seeks to avoid sales charges completely. During 2000 the Fund did not pay any sales charge or any redemption fee. All of the Fund's purchases of investments were made on a no-load basis.

   Your Fund is now large enough that it can make no-load investments in many excellent mutual funds that have a high sales load but waive it on large purchases. Some require a $1 million investment to receive no-load treatment; some require several million dollars. This has greatly broadened the universe of mutual funds the Fund can buy with no sales charge.

             MUTUAL SELECTION FUND    ANNUAL REPORT FOR YEAR 2000


At year-end the Fund held two funds (comprising 19% of the Fund's total assets) that would require the average investor to pay a sales charge in the 3-6% range, but the Fund bought the shares of these funds on a no-load basis.

Another benefit to our shareholders is that the Fund has access to some mutual funds that are closed to new accounts. At year-end the Fund held three funds (comprising 24% of total assets) that are no longer open to new investors.

Investment Strategy. The Fund seeks long-term growth of capital by being primarily invested (80% or more) in equity portfolio funds, except when a lower percentage is justified by high risks affecting stock markets. "Equity portfolio funds" means funds that invest mostly in common stocks and other equity securities, or whose objective is growth or capital appreciation.

The Fund's Investment Strategy and Fundamental Policies are attached.

Current Investments. On December 31, 2000, 93% of the Fund's total assets were invested in a diversified group of equity mutual funds, 6% in a high-yield bond fund, and 1% in cash (mostly in Vanguard Money Market Prime Fund). Year-end investments are listed in the attached financial statements. The Fund was 85-88% invested in equity funds for most of 2000. Beginning in late October, this percentage was increased to the 90-93% range.

We still see many risks in the U.S. stock market, including continued overvaluation in many prominent stocks (primarily in tech and other growth-style sectors of the market), age of the business cycle, economic slowing in the U.S. and abroad, and severe pressures on corporate earnings. However, stock valuations are improved after the sharp declines during the past year. The Federal Reserve Board's recent strong move toward lower interest rates is positive for stocks. We believe the reward/risk ratio is improved and somewhat positive (especially for value stocks) for the short to intermediate term.

The important factors of valuation, sentiment, and monetary conditions still look favorable for international markets as a whole, compared to the U.S. Economic slowing is also a concern outside the U.S., but foreign stocks overall still appear to offer a slightly better reward/risk ratio than U.S. stocks, especially foreign small-capitalization and mid-cap stocks.

Weighing these factors, the Fund is very close to being fully-invested in equity mutual funds; we believe the 6% high-yield bond position has some equity-like characteristics. Most of the equity fund investments are in fairly conservative funds that emphasize value, and in funds that hold mostly small-to-mid-capitalization stocks rather than large-caps. The equity mutual funds held by the Fund are slightly more invested in U.S. stocks than in foreign stocks.

A more precise way to measure the Fund's asset allocation is its investment portfolio asset breakdown, which counts the Fund's indirect investments through the mutual funds in its portfolio, using the most recent information on the portfolio assets of these mutual funds. Using this method, on February 15, 2001 the Fund's investment portfolio asset breakdown was: 83% stocks (including 45% U.S. and 38% foreign stocks), 9% bonds, and 8% cash. For example, the Fund's direct cash position was 1%, but this increased to 8% cash when we added the varying amounts of cash held by the mutual funds in our Fund's portfolio.

             MUTUAL SELECTION FUND    ANNUAL REPORT FOR YEAR 2000

Given our cautious view of the stock markets, we continue to search out mutual funds with very good performance along with below-average risk records. This is a challenge. We diligently seek to select the best mutual funds in view of changing market conditions. With this goal in mind, we have made several portfolio changes during this year to date.

Taking into account the opportunities and the risks, we believe the Fund's current portfolio mix is appropriate for the current market environment.

Investment Portfolio Management. The Fund's investment adviser is Pearl Management Company (Mutual Selection Management Company, recently re-named). David M. Stanley, President, and Kevin J. Burns, Vice President of Investment Management, are primarily responsible for the day-to-day management of the Fund's investment portfolio. They are assisted by Janet R. Van Alsburg, Executive Vice President and Treasurer, and Robert H. Solt, Vice President. These four Officers serve as the Investment Committee for the Fund.

David M. Stanley has had this responsibility since the inception of Mutual Selection Fund on July 1, 1972. He is, and has been for more than 28 years, an Officer of Mutual Selection Fund, Pearl Management Company, and Midwest Management Corporation (private investment company).

Kevin J. Burns is, and has been for more than five years, an employee of Pearl Management Company. He became a Vice President of Mutual Selection Fund and of Pearl Management Company on January 1, 1998. His degrees include an MA in Finance and Investment from the University of Exeter in England.

Janet R. Van Alsburg is, and has been for more than five years, an employee of Pearl Management Company. She became a Vice President of Mutual Selection Fund and of Pearl Management Company on January 1, 1998.

Robert H. Solt became an employee and Vice President of Pearl Management Company on February 1, 2001. He previously was an employee of Iowans for Tax Relief and Tax Education Foundation for more than five years, and became a Vice President of both organizations on January 1, 1999 after previously serving as Research and Publications Director and Information Services Director.

Comparative Performance. We continue seeking to outperform the average U.S. equity mutual fund on a long-term risk-adjusted total return basis. We compare the Fund's performance with the All Equity Funds Average (Lipper) and All Long-Term Taxable Funds Average (Lipper). We also compare with three broad stock indexes: Morgan Stanley Capital International (MSCI) World Index is an unmanaged index, is market-capitalization weighted, and is generally representative of the performance of the global (including U.S. and international) market for common stocks. Value Line (Geometric) Index is an unmanaged index that equally weights all publicly-traded U.S. common stocks and is generally representative of the performance of the average U.S. common stock. Wilshire 5000 Index is an unmanaged index, is market-capitalization weighted, includes all publicly-traded U.S. common stocks, and is generally representative of the performance of the average dollar invested in U.S. common stocks. The Fund's holdings are not identical to, and the Fund's performance will not mirror the returns of, any of these five indexes or any other index.

             MUTUAL SELECTION FUND    ANNUAL REPORT FOR YEAR 2000

Review of 2000 Performance. Year 2000 Total Returns of Mutual Selection Fund and Comparison Indexes, with dividends reinvested (except for Value Line Index):

          Mutual Selection Fund                  + 1.56%
          MSCI World Index                      - 13.18%
          Value Line Index                       - 8.72%
          Wilshire 5000 Index                   - 10.89%
          All Equity Funds Average               - 4.51%
          All Long-Term Taxable Funds Average    - 1.68%

We are very pleased to have outperformed all five benchmark indexes in 2000. Even this small gain was welcome in a year that was difficult for most stocks and disastrous for many. However, past performance is not an indication of future performance.

Risk-adjusted return in 2000. Two factors should be considered together in assessing a mutual fund's performance: its total return and its risk.
Therefore, we measure the Fund's total return in relation to the risk (volatility) it incurred, and then we compare this risk-adjusted return with the Fund's five benchmark indexes.

The standard deviation is the conventional statistical measure used to determine the volatility (variability) -- and therefore the risk -- of a mutual fund or an average. The higher the standard deviation, the greater the volatility risk. A low standard deviation is desirable.

Year 2000 Annualized Standard Deviations of Mutual Selection Fund and Comparison Indexes. In 2000 the Fund was less volatile (less risky) than three of the benchmark indexes but was more volatile than two of them:

          Mutual Selection Fund                15.87%
          MSCI World Index                     12.18%
          Value Line Index                     16.16%
          Wilshire 5000 Index                  18.97%
          All Equity Funds Average             18.30%
          All Long-Term Taxable Funds Average  13.86%

The Sharpe ratio is a conventional measure that combines total return and standard deviation to produce a risk-adjusted performance figure. It is a ratio of reward (excess total return above the 90-day Treasury bill return) to the volatility risk (standard deviation). The higher the number, the better the risk-adjusted return. A high Sharpe ratio is desirable.

Year 2000 Sharpe Ratios of Mutual Selection Fund and Comparison Indexes:

          Mutual Selection Fund                - 0.32
          MSCI World Index                     - 1.69
          Value Line Index                     - 0.98
          Wilshire 5000 Index                  - 0.96
          All Equity Funds Average             - 0.62
          All Long-Term Taxable Funds Average  - 0.61

             MUTUAL SELECTION FUND    ANNUAL REPORT FOR YEAR 2000

Since neither the Fund or any of the comparison indexes performed better than Treasury bills in the difficult market of 2000, all of the Sharpe ratios were negative. However, we are very pleased that the Fund's 2000 risk-adjusted performance was the best in the group.

2000 Performance Factors. Mutual Selection Fund's comparative performance and total return during 2000 were affected by many factors, including the Fund's Investment Strategy and decisions by the Fund and its investment adviser, Pearl Management Company. These factors include:

* Most U.S. stocks declined during 2000, with major declines in some market sectors. The U.S. stock market showed a marked divergence in 2000. Most perceived "value" stocks strongly outperformed most "growth" stocks. High-quality bonds had a good year as interest rates came down nicely, while high-yield bonds had a very tough year.

* The Fund had a small defensive position -- 7% to 15% in cash and bond funds -- throughout 2000. Because market risks appeared to be high, the Fund was not in a fully-invested position. This helped reduce the Fund's risk and helped its performance in the difficult 2000 market environment.

* During 2000 nearly all of the Fund's U.S. equity mutual funds investments were in relatively conservative funds with below-average risk records and a "value" emphasis. This resulted in lower risk. It also helped the Fund's favorable comparative performance; the value funds were strong positive contributors.

* During 2000 the Fund continued but gradually reduced its large investment in global and international equity funds. As a group, foreign stock markets had a poor year for U.S. investors, even poorer than the U.S. stock market. However, the returns overseas followed the same pattern as in the U.S. in that value-oriented mutual funds performed much better than growth-oriented funds. Unfortunately, the Fund had more exposure to the growth side of the overseas markets during 2000. This hurt the Fund's performance.

* Pearl Management Company, the Fund's investment adviser, continues to use and develop a proprietary method of compiling and evaluating monthly data on a large number of mutual funds. We believe this has improved our selection of mutual funds.

* Because Mutual Selection Fund is no-load, every dollar invested in the Fund goes to work for the shareholder immediately. No sales charge or commission is deducted.

* During 2000 the Fund purchased only "pure" no-load funds and load-waived funds. The Fund paid no sales charge or redemption fee.

* The Fund's total expenses were 0.93% of average net assets. This is an unavoidable disadvantage of a fund of funds -- a mutual fund that invests in mutual funds. In return for selecting a diversified group of mutual funds for investment of our shareholders' money, the Fund has expenses which slightly reduce its performance. The Fund can outperform a comparison index only when its performance margin exceeds its expenses percentage, and this remains our goal.

             MUTUAL SELECTION FUND    ANNUAL REPORT FOR YEAR 2000


Review of 10-Year and 5-Year Performance. Mutual Selection Fund's 10-year record is summarized in this graph:

     COMPARISON  OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
     MUTUAL SELECTION FUND AND ITS COMPARISON INDEXES
     (as of 12-31 each year)       (with dividends reinvested, except for
                                    Value Line Index)


Mutual Selection Fund
Average Annual Total Return

1  Year      5  Years      10 Years
1.56%        12.07%        12.18%

(Graph -- line chart showing growth to current levels for:)


    MSF        MSF      Lipper       Lipper      Lipper    Lipper    MSCI    MSCI     Value    Value   Wilshire  Wilshire   Year
             Growth   All Equity     Equity      All LT    All LT    World   World     Line     Line     5,000     5,000    End
                       Fds. Avg      Growth     Tax. Fds   Growth    Index   Growth   Index    Growth    Index    Growth
$10,000                $  10,000                $  10,000           $10,000           $10,000            $10,000             1,990
$12,472       24.72%   $  13,066        30.66%  $  12,589   25.89%  $11,828   18.28%  $12,722   27.22%   $13,421     34.21%  1,991
$13,445        7.80%   $  13,854         6.03%  $  13,434    6.71%  $11,209   -5.23%  $13,606    6.95%   $14,625      8.97%  1,992
$15,229       13.27%   $  16,461        18.82%  $  15,477   15.21%  $13,732   22.50%  $15,065   10.72%   $16,275     11.28%  1,993
$14,743       -3.19%   $  16,091        -2.25%  $  15,050   -2.76%  $14,429    5.08%  $14,159   -6.01%   $16,263     -0.07%  1,994
$17,858       21.13%   $  20,122        25.05%  $  18,313   21.68%  $17,419   20.72%  $16,891   19.29%   $22,191     36.45%  1,995
$20,392       14.19%   $  23,687        17.72%  $  20,801   13.59%  $19,767   13.48%  $19,151   13.38%   $26,896     21.20%  1,996
$23,400       14.75%   $  27,830        17.49%  $  23,899   14.89%  $22,882   15.76%  $23,184   21.06%   $35,311     31.29%  1,997
$24,477        4.60%   $  30,939        11.17%  $  26,231    9.76%  $28,452   24.34%  $22,305   -3.79%   $43,585     23.43%  1,998
$31,083       26.99%   $  41,284        33.44%  $  32,351   23.33%  $35,547   24.94%  $21,993   -1.40%   $53,853     23.56%  1,999
$31,568        1.56%   $  39,422        -4.51%  $  31,807   -1.68%  $30,862  -13.18%  $20,075   -8.72%   $47,967    -10.93%  2,000

Past performance does not predict future performance.

The Fund's average annual total return (compounded rate) was 12.18% during the last 10 years and 12.07% over the last five years. The value of an investment in Mutual Selection Fund grew 216% during the last 10 years and grew 77% during the last five years. We believe these are healthy rates of total return, but we seek to continue improving them. Past performance is not an indication of future performance.

Total Returns of Mutual Selection Fund and Comparison Indexes, through 2000, with dividends reinvested (except for Value Line Index):

                                           1 year   5 years   10 years
                                           ------   -------   --------

   Mutual Selection Fund                   + 1.56%    12.07%     12.18%
   MSCI World Index                       - 13.18%    12.12%     11.93%
   Value Line Index                        - 8.72%     3.51%      7.22%
   Wilshire 5000 Index                    - 10.89%    16.67%     16.98%
   All Equity Funds Average                - 4.51%    14.40%     14.70%
   All Long-Term Taxable Funds Average     - 1.68%    11.67%     12.27%

The Fund's total return is in the middle of the comparison indexes over the past five and ten years. However, we are very encouraged by outperforming all five indexes in 2000, both in absolute return and in risk-adjusted return. Past performance is not an indication of future performance.

             MUTUAL SELECTION FUND    ANNUAL REPORT FOR YEAR 2000

The returns shown in this report, including the graph and tables, do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, or taxes that an investor in stocks would pay on dividends or the sale of stocks.

We believe it is difficult for a mutual fund to outperform any market index or average over a period of years when the stock market is generally rising. In addition, the Fund invests in mutual funds. That gives us the advantage of double diversification, and the disadvantage that the Fund's total return is slightly reduced by its total expenses. We help this situation by having one of the lowest expense ratios for a fund of its type (see page 2).

However, "difficult" is not "impossible". We are working to outperform all of the comparison indexes, and we have made some progress in recent years. We believe we have improved our methods of selecting mutual funds and adjusting investments in response to changes in funds' performance or in the global market environment.

Shareholder Votes. In our Special Meeting of Shareholders on November 15, 2000, the shareholders approved the Agreement and Plan of Reorganization between Mutual Selection Fund and Pearl Mutual Funds, and the investment objective and fundamental investment restrictions of Pearl Total Return Fund, which will be the new name of our Fund. A total of 4,656,385.288 shares were voted for both proposals. There were no shares voted against, no shares abstaining, and no broker non-voted shares. See the explanation on page 1.

Our Goals. In 2001 we continue working to improve performance, wisely select and change our investments in mutual funds, and achieve long-term growth of your capital.

Please call or write if you have any question.

Sincerely,


/s/ David M. Stanley      /s/ Janet R. Van Alsburg       /s/ Kevin J. Burns
David M. Stanley          Janet R. Van Alsburg           Kevin J. Burns
President                 Vice President                 Vice President and
                          and Treasurer                  Research Director

Attached: 2000 audited financial statements
          Investment Strategy
          Fundamental Policies

                              INVESTMENT STRATEGY
                          Mutual Selection Fund, Inc.
                       Adopted by the Board of Directors
                      As amended through December 8, 2000

  1. This Investment Strategy will continue in effect until Mutual Selection Fund, Inc. becomes Pearl Total Return Fund in accordance with the Agreement and Plan of Reorganization approved by the Fund's shareholders. The Board of Directors has revised this Investment Strategy to be as consistent as possible with the Investment Strategy of Pearl Total Return Fund, adopted by the Board of Trustees of Pearl Mutual Funds.

  2. The Board of Directors determines and reviews the Fund's Investment Strategy, which implements the Fund's Fundamental Policies and shall be fully consistent with the Fund's registration statement, the Investment Company Act of 1940 ("1940 Act"), and other applicable laws.

  3. The Fund's Investment Strategy shall be fully consistent with its Fundamental Policies, which cannot be changed without shareholder approval.

     a. During the remaining existence of Mutual Selection Fund, Inc., its existing Fundamental Policies, including its Investment Objective, continue in effect.

     b.  The Fund's Investment Objective is long-term growth of capital.

  4. The Fund is a fund of funds that seeks to achieve its Investment Objective by investing in shares of other investment companies ("portfolio funds") registered under the 1940 Act, including mutual funds (open-end funds) and closed-end funds. The Fund's investments are limited to (1) shares of mutual funds that the Fund can buy no-load (i.e., with no applicable sales charge or redemption fee); (2) shares of low-load mutual funds that the Fund can buy with a sales charge or redemption fee that together do not exceed 3% of the purchase price; (3) closed-end fund shares that the Fund can buy with a sales commission or sales load that does not exceed 2% of the purchase price; and (4) cash and cash equivalents.

  5. The Fund is also authorized to invest in U.S. government securities as defined in the 1940 Act and short-term, interest-bearing securities (interest-bearing accounts, certificates, and similar instruments of banks and financial institutions). The Fund has not yet made any such investment and has no present intention to do so. The Fund intends to operate entirely as a fund of funds (except for modest amounts of cash and cash equivalents) unless Management decides it is clearly in the Fund's interest to invest in U.S. government securities or short-term, interest-bearing securities.

  6. The Fund's Investment Strategy is to seek long-term growth of capital by being primarily invested (80% or more of its net assets) in equity portfolio funds, except when in Management's judgment a lower percentage is justified by high risks affecting stock

INVESTMENT STRATEGY       Mutual Selection Fund, Inc.       Updated Dec. 8, 2000

markets. When determining the invested percentage, temporary receivables and cash resulting from changes of investments in equity portfolio funds are counted as fully invested.

     a. The Fund also seeks to outperform the average U.S. equity mutual fund on a long-term risk-adjusted total return basis.

     b. The Fund measures its performance primarily by comparing its long-term risk-adjusted total return with the long-term risk-adjusted total return of the All Equity Funds Average (Lipper) and the All Long-Term Taxable Funds Average (Lipper). As secondary performance measures, the Fund also compares its long-term risk-adjusted total return with the long-term risk-adjusted total return of the MSCI World Index, Value Line (Geometric) Index, and Wilshire 5000 Index.

     c. Risk-adjusted total return is a measurement of the total return of a fund or average in comparison with the volatility risk (standard deviation) it incurred during the same time period. The Fund uses the Sharpe ratio, a conventional statistical measure of risk-adjusted total return. The Sharpe ratio is a ratio of reward (total return in excess of the 90-day Treasury bill return) to the volatility risk (standard deviation) of the fund or average. The higher the Sharpe ratio, the better the risk-adjusted total return. Standard deviation is a conventional statistical measure of the volatility (variability), and therefore the risk, of a fund or average. The higher the standard deviation, the greater the volatility risk.

     d. Because the Fund seeks to limit risks and preserve capital, it often takes a partial defensive position (often up to 20% of net assets). The Fund may take a larger defensive position (up to 100% of net assets) when Management believes there are high risks affecting stock markets.

  7. Within the requirements of this Investment Strategy, Management determines and changes the Fund's asset allocation among the various types of authorized investments and Management selects the Fund's portfolio funds. In making these decisions, Management considers many factors, including but not limited to these:

     a. In selecting categories of portfolio funds, Management considers many factors, such as (1) perceived opportunities and risks in the U.S. and world stock markets; (2) monetary, investor sentiment, momentum, fundamental, business cycle, and market cycle conditions; and (3) recent performance and momentum of various categories of funds, such as U.S. and foreign; large-capitalization, mid-cap, and small-cap; and value, growth, and blend investment styles.

     b. In selecting specific portfolio funds, Management considers the factors summarized in the preceding subparagraph and many additional factors, such as
(1) each portfolio fund's management experience and continuity; (2) performance history,

INVESTMENT STRATEGY       Mutual Selection Fund, Inc.       Updated Dec. 8, 2000

momentum, volatility, and comparative return and risk data; (3) asset size; (4) expense ratio; (5) investment style (such as value, growth, or blend); (6) market capitalization and diversification of portfolio; and (7) whether the Fund can invest in the portfolio fund on a no-load or low-load basis.

     c. The weight given to each factor may vary greatly from time to time, depending upon Management's analysis and judgment.

  8. The Fund has a strong preference for no-load mutual fund shares. This preference is not absolute. The Fund may at times hold low-load mutual funds in accordance with par. 4. However, the Fund expects that substantially all of its investments in mutual funds will be on a no-load basis.

  9. The Fund makes investments in portfolio funds with an awareness of the benefits of holding them for the required period to qualify for long-term capital gains tax treatment. However, any investment may be disposed of regardless of the length of time held, when advisable in Management's judgment. The Fund is likely to have variable and relatively high rates of portfolio turnover.

  10. Management's decisions pursuant to this Investment Strategy are regularly reported to all Directors.

  11. The Directors, collectively or individually, at any time may make any recommendation to Management on general investment outlook and policies but will not recommend specific investments. The Directors are not required or expected to make any investment recommendation.

  12. This Investment Strategy is not a Fundamental Policy. The Board of Directors may change this Investment Strategy at any time. The Fund's Fundamental Policies cannot be changed without shareholder approval.

  13. Definitions. Wherever used in this Investment Strategy, unless the context indicates otherwise:

     a. "Portfolio fund" or "portfolio funds" means investment companies registered under the 1940 Act, including mutual funds (open-end funds) and closed-end funds.

     b. "No-load mutual fund shares" or "no-load" includes all mutual fund shares that the Fund purchases with no sales load or redemption fee, including "pure" no-load mutual funds and mutual funds purchased with the load completely waived.

     c. "Redemption fee" includes any kind of permanent or temporary redemption fee in effect at the time of the Fund's purchase of shares of a mutual fund, including but not limited to a contingent deferred sales charge.

INVESTMENT STRATEGY       Mutual Selection Fund, Inc.       Updated Dec. 8, 2000

     d. "Equity portfolio funds" means portfolio funds that invest mostly in common stocks and other equity securities, or whose objective is growth or capital appreciation. "Equity portfolio funds" includes but is not limited to capital appreciation, growth, growth-income, equity-income, small companies, convertible, balanced, contrarian, global, international, foreign, emerging markets, sector, and precious metals funds. "Equity portfolio funds" does not include defensive investments.

     e. "Defensive investments" includes investments selected primarily for defensive purposes, such as income, bond, and money market funds; U.S. government securities as defined in the Act; short-term, interest-bearing securities; and cash and cash equivalents. See pars. 4 and 5.

     f. "Management" means Pearl Management Company (formerly Mutual Selection Management Company), with approval by an appropriate Officer or Officers of the Fund, in accordance with the Investment Advisory Agreement between Mutual Selection Fund, Inc. and Pearl Management Company.

                       STATEMENT OF FUNDAMENTAL POLICIES
                          Mutual Selection Fund, Inc.

                 Approved by the Shareholders on June 20, 1984
            Amended June 18, 1987, May 22, 1989, and March 17, 1995

     These fundamental policies can be changed only by the vote of the holders of a majority of the Fund's outstanding voting securities.

     1.  The Fund's investment objective is long-term growth of capital.

     2. The Fund invests only in shares of mutual funds (management investment companies, including open-end companies and closed-end companies) registered under the Investment Company Act of 1940 (the "Act"); government securities as defined in the Act; interest-bearing accounts, certificates, and similar instruments of banks and financial institutions; and cash and cash items.

     3. The Fund's investments in mutual funds are limited to (a) no-load open-end mutual funds; (b) low-load open-end mutual funds, meaning that the Fund pays a sales load which, together with any applicable permanent redemption fee in effect at the time of purchase, does not exceed 3% of the purchase price; and
(c) closed-end mutual funds purchased by the Fund with a total commission or sales load that does not exceed 2% of the purchase price.

     4. No more than 25% of the Fund's total assets are invested in any one mutual fund. This means that immediately after each investment in a mutual fund, the total cost of the Fund's investments in that mutual fund must not exceed 25% of the value of the Fund's total assets (as last determined before the investment or as first determined after the investment, whichever amount is higher). However, the Fund may invest up to 100% of its total assets in one or more money market mutual funds. For the purposes of this paragraph and paragraph 5, the Fund may reinvest any or all dividends and distributions from a mutual fund in shares of that mutual fund without regard to the limitations in paragraphs 4 and 5, but the reinvested amount is added to the "total cost" referred to in paragraphs 4 and 5.

     5. No more than 25% of the Fund's total assets are invested in growth funds which have a policy of concentrating their investments in the same industry. This means that immediately after each investment in such a growth fund, the total cost of the Fund's investments in all growth funds having a policy of concentrating their investments in that industry must not exceed 25% of the value of the Fund's total assets (as last determined before the investment or as first determined after the investment, whichever amount is higher). "Growth fund" means any mutual fund whose primary investment objective is growth or capital appreciation, but does not include any fund which the Fund selects primarily for defensive purposes. For the purposes of this paragraph, mutual funds which have a policy of concentrating their investments in the gold or precious metals industry are growth funds and are not selected primarily for defensive purposes. The Fund may invest up to 100% of its total assets in government securities as defined in the Act; or interest-bearing accounts, certificates, or similar instruments of one or more banks or financial institutions; or one or more mutual funds which the Fund selects primarily for defensive purposes (including, without limitation, bond funds, income funds, and money market funds). However, the Fund's investment in any one mutual fund (except money market funds) is limited as stated in paragraph 4.

     6. The Fund and its affiliated persons do not acquire more than 3% of the total outstanding stock of any mutual fund. In compliance with Section 12(d)(1)(F) of the Act, this means that immediately after any purchase or acquisition by the Fund of securities of another mutual fund, not more than 3% of the total outstanding stock of that mutual fund will be owned by the Fund and all its affiliated persons.

             MUTUAL SELECTION FUND, INC               FUNDAMENTAL POLICIES

     7. The Fund does not invest in any mutual fund for the purpose of exercising control or management.

     8. The Fund's investments in mutual funds are limited to mutual funds which have either (a) a record of at least three years' continuous operation (including that of predecessors) or (b) an investment adviser or manager with at least three years' continuous experience (including that of predecessors and affiliates) in advising or managing one or more mutual funds.

     9. The Fund does not knowingly purchase or retain securities of any mutual fund if any affiliated person of the Fund or of its investment adviser or underwriter is an affiliated person of the other fund or of the other fund's investment adviser or underwriter. If the affiliated person does not terminate the affiliation within 30 days after notice from the Fund, his affiliation with the Fund or with its investment adviser or underwriter will be terminated.

     10. The Fund does not borrow money for investment purposes (leverage). The Fund will from time to time borrow money for temporary purposes in an amount not exceeding 5% of the value of the Fund's total assets at the time when the loan is made, in compliance with Section 18(g) of the Act. In addition, the Fund will from time to time borrow money temporarily from banks for the sole purpose of enabling the Fund to pay in cash all proper requests for redemption of its shares; and such borrowing may be in amounts up to one-third of the value of its assets (including the amount borrowed), in compliance with the 300% asset coverage requirement of Section 18(f) of the Act. Up to 100% of the value of the Fund's assets will be used as security for such borrowings.

     11. The Fund does not issue senior securities other than notes for money borrowed as provided in paragraph 10.

     12. The Fund does not make short sales, does not make purchases on margin, and does not purchase or write put or call options.

     13. The Fund does not underwrite securities of other issuers. The Fund does not purchase restricted securities (securities that must be registered under the Securities Act of 1933 before they may be offered or sold to the public).

     14. The Fund does not purchase or sell real estate, real estate mortgage loans, or shares of real estate investment trusts.

     15. The Fund does not purchase or sell commodities or commodity contracts, including futures contracts.

     16. The Fund does not make loans.

     17. The Fund is a no-load mutual fund which offers its shares only at net asset value with no sales charge or load.

     18. No redemption fee is charged upon any redemption of the Fund's shares, except that a 1% redemption fee may be charged upon redemption of shares within six months after their acquisition. No redemption fee is charged on shares acquired by reinvestment of the Fund's dividends or distributions to its shareholders.

MUTUAL SELECTION FUND, INC.

Financial Statements for the
Years Ended December 31, 2000 and 1999,
Financial Highlights and
Independent Auditors' Report

Deloitte & Touche LLP
Northwest Bank Building
101 West Second Street
Davenport, Iowa 52801-1813

Tel: (319) 322 4415
Fax: (319) 445 9600                                                 Deoitte
Fax: (319) 445 9601 (Tax Dept.)                                     & Touche
www us.deloitte.com

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and the Shareholders of Mutual Selection Fund, Inc.

We have audited the accompanying statement of net assets of Mutual Selection Fund, Inc., as of December 31, 2000, and the related statements of operations, changes in net assets, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended December 31, 1998 and for each of the eight years in the period then ended were audited by other auditors whose report, dated February 22, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Selection Fund, Inc. as of December 31, 2000, the results of its operations, changes in its net assets, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP


January 31, 2001

Deloitte
Touche
Tohmatsu

                          MUTUAL SELECTION FUND, INC.
                            STATEMENT OF NET ASSETS
                               December 31, 2000

ASSETS:

  INVESTMENTS in mutual funds, all common                                                                   % of
   stocks of unaffiliated issuers:                                                         Shares            net          Market
                                                                                           owned           assets         value
                                                                                          -------          ------         ------
   Equity mutual funds:
     American Century International Discovery, Instl...................................   209,028            4.66%     $ 2,742,452
     Berger Small Cap Value Fund, Institutional........................................   281,572           12.18%       7,171,630
     First Eagle SoGen Overseas Fund, Institutional....................................   699,277           13.54%       7,971,754
     INVESCO Dynamics Fund.............................................................    86,098            3.48%       2,046,555
     Longleaf Partners Small-Cap Fund..................................................   176,520            6.78%       3,992,887
     Nicholas-Applegate Intl. Small Cap Growth, Inst...................................   167,723            8.48%       4,989,747
     State Street Research Aurora, Class A.............................................   122,105            5.79%       3,410,403
     Tweedy Browne Global Value Fund...................................................   553,704           18.79%      11,063,011
     Wasatch Core Growth Fund..........................................................   105,827            5.16%       3,038,292
     Weitz Partners Value Fund.........................................................   377,416           13.79%       8,118,212
                                                                                                         ---------    ------------

                        TOTAL EQUITY MUTUAL FUNDS......................................                     92.65%      54,544,943
                                                                                                         ---------    ------------
   Income mutual funds:
     PIMCO Total Return, Institutional.................................................    41,414            0.73%         430,296
     Strong High Yield Bond Fund.......................................................   386,495            5.88%       3,462,995
                                                                                                         ---------    ------------

                        TOTAL INCOME MUTUAL FUNDS......................................                      6.61%       3,893,291
                                                                                                         ---------    ------------

   Money market mutual fund:
     Vanguard Money Market Prime.......................................................   459,458            0.78%         459,458
                                                                                                         ---------    ------------

              TOTAL INVESTMENTS (cost $59,611,920,
              including reinvested dividends and
              distributions)...........................................................                    100.04%      58,897,692

  Cash.................................................................................                      0.03%          20,690
  Accrued interest on bank account.....................................................                      0.00%              36
                                                                                                         ---------    ------------

                                     TOTAL ASSETS......................................                    100.07%      58,918,418
                                                                                                         ---------    ------------
LIABILITIES:

  Investment advisory fee payable (Note 5).............................................                      0.06%          35,482
  Payable to adviser for expenses (Note 5).............................................                      0.01%           7,558
  Other liabilities....................................................................                      0.00%             737
                                                                                                         ---------    ------------

                                TOTAL LIABILITIES......................................                      0.07%          43,777
                                                                                                         ---------    ------------

NET ASSETS, applicable to 5,586,615 shares of
 outstanding capital stock, $.01 par value,
 20,000,000 shares authorized..........................................................                    100.00%     $58,874,641
                                                                                                         =========    ============

    NET ASSET VALUE PER SHARE..........................................................                                $     10.54
                                                                                                                      ============

NET ASSETS CONSIST OF:
   Capital (par value and paid-in surplus).............................................                                $59,588,132
   Accumulated undistributed net investment income.....................................                                        181
   Accumulated undistributed short-term capital gains..................................                                        175
   Accumulated undistributed long-term capital gains...................................                                        381
   Net unrealized appreciation (depreciation) in value
    of investments.....................................................................                                   (714,228)
                                                                                                                      ------------
     TOTAL NET ASSETS..................................................................                                $58,874,641
                                                                                                                      ============


                       See notes to financial statements.

                              MUTUAL SELECTION FUND, INC.
                               STATEMENTS OF OPERATIONS

                                                                              Year Ended          Year Ended
                                                                              December 31,       December 31,
INVESTMENT INCOME                                                                 2000               1999
                                                                             -------------   ------------------
  Income:
    Dividends.......................................................          $ 3,835,334          $ 2,490,253
    Interest on bank account........................................                1,266                2,622
                                                                             -------------       -------------

                                             TOTAL INVESTMENT INCOME            3,836,600            2,492,875
                                                                             -------------       -------------

  Expenses, current year (Note 5):
    Associations....................................................                2,995                2,684
    Auditing........................................................               10,000                3,075
    Compensation of staff...........................................                3,264                2,507
    Custodian fees..................................................                1,750                1,750
    Data processing.................................................                6,564                7,050
    Directors' fees (Note 6)........................................               28,400               25,200
    Government fees.................................................                   45                    -
    Insurance.......................................................                1,760                2,188
    Investment advisory fee.........................................              448,542              398,575
    Legal services..................................................              105,306                    -
    Meetings........................................................                7,370                4,891
    Postage.........................................................                  368                  379
    Printing and duplicating........................................                  198                  380
    Telephone.......................................................                  274                  322
                                                                             -------------       -------------

                                        TOTAL EXPENSES, CURRENT YEAR              616,836              449,001

  Expenses of previous years (current year), reimbursed to
   investment adviser (reimbursed by adviser to Fund) pursuant to
   Investment Advisory Agreement and expense limit (Note 5).........              (71,908)              33,468
                                                                             -------------       -------------

                                                      TOTAL EXPENSES              544,928              482,469
                                                                             -------------       -------------

                                             INVESTMENT INCOME (NET)            3,291,672            2,010,406
                                                                             -------------       -------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:

  Net realized gains on sales of mutual funds (securities of unaffiliated issuers):
     Net short-term gains on sales..................................            2,312,627            1,355,467
     Net long-term gains on sales...................................              276,314               27,513
  Capital gains distributions from mutual funds.....................            2,749,289            1,585,503
                                                                             -------------       -------------

                                   NET REALIZED GAINS ON INVESTMENTS            5,338,230            2,968,483

  Net increase (decrease) in unrealized appreciation
   in value of investments..........................................           (7,658,738)           7,928,635
                                                                             -------------       -------------

                                   NET GAINS (LOSSES) ON INVESTMENTS           (2,320,508)          10,897,118
                                                                             -------------       -------------

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                              $   971,164          $12,907,524
                                                                             =============       =============

                       See notes to financial statements.

                          MUTUAL SELECTION FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                              Year Ended                  Year Ended
                                                                              December 31,                December 31,
                                                                                  2000                       1999
                                                                            --------------              --------------
FROM OPERATIONS:

  Investment income (net).............................................          $3,291,672                  $2,010,406

  Net realized gains on investments...................................           5,338,230                   2,968,483

  Net increase (decrease) in unrealized appreciation
   in value of investments............................................          (7,658,738)                  7,928,635
                                                                            --------------              --------------

        NET INCREASE IN NET ASSETS RESULTING
          FROM OPERATIONS.............................................             971,164                  12,907,524
                                                                            --------------              --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 7):

  Dividends from investment income (net)..............................          (3,291,672)                 (2,010,406)
  Distributions from net realized short-term gains....................          (2,312,627)                 (1,355,467)
  Distributions from net realized long-term gains.....................          (3,025,603)                 (1,613,016)
                                                                            --------------              --------------


        DECREASE IN NET ASSETS DUE TO DISTRIBUTIONS...................          (8,629,902)                 (4,978,889)
                                                                            --------------              --------------

FROM CAPITAL SHARE TRANSACTIONS:

  Received for shares sold (26,935 and 4,802
   shares)............................................................             317,874                      56,705

  Net asset value of shares (818,805 and 409,397
   shares) issued in reinvestment of distributions....................           8,630,212                   4,978,266

  Paid on redemption of shares (159,921 and 177,854
   shares)............................................................          (2,017,661)                 (2,112,277)
                                                                            --------------              --------------

         INCREASE IN NET ASSETS FROM CAPITAL
           SHARES TRANSACTIONS:
                 (net increase of 685,819 and
                 236,345 shares)......................................           6,930,425                   2,922,694
                                                                            --------------              --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS...............................           ($728,313)                $10,851,329

NET ASSETS:

  Beginning of period.................................................          59,602,954                  48,751,625
                                                                            --------------              --------------

  End of period (including undistributed investment
   income (net) $181 and $204, undistributed
   short-term capital gains $175 and $412, and
   undistributed net realized long-term capital
   gains $381 and $431)...............................................         $58,874,641                 $59,602,954
                                                                            ==============              ==============

                      See notes to financial statements.

                          MUTUAL SELECTION FUND, INC.
                          ---------------------------
                         NOTES TO FINANCIAL STATEMENT
                         ----------------------------
                    Years ended December 31, 2000 and 1999
                    --------------------------------------


1. ORGANIZATION. Mutual Selection Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company (mutual fund). The Fund invests only in other mutual funds. It may also purchase U.S. Government securities and money market instruments but has not yet done so.

     SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. (a) Investments in capital shares of other mutual funds are valued at the net asset value as reported by each mutual fund. (b) The cost of investments in other mutual funds is increased by the amounts of reinvested dividends and capital gains distributions. (c) Securities transactions are accounted for on the trade date. (d) Dividend income and the Fund's distributions to its shareholders are recorded on the ex-dividend date. (e) Gains or losses on sales of investments and unrealized appreciation or depreciation of investments are determined on the basis of average cost.

2. INCOME TAXES. It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to make all necessary distributions of investment income (net) and realized gains so that the Fund will not be required to pay any federal or state income taxes. Therefore, the Fund makes no provision for income taxes.

3. COST AND APPRECIATION. The following amounts are based on cost for federal income tax purposes, including the amounts of all reinvested dividends and distributions as of December 31, 2000:
       Aggregate gross unrealized appreciation in value of all
         securities whose value exceeds tax cost...............  $ 2,356,930
       Aggregate gross unrealized depreciation in value of all
         securities whose tax cost exceeds value...............   (3,071,158)
                                                                 -----------
       Net unrealized depreciation.............................  $  (714,228)
       Aggregate cost of all securities owned at end of          ===========
         period, for federal income tax purposes, including the
         amount of all reinvested dividends and distributions..  $59,611,920
                                                                 ===========

4. INVESTMENT TRANSACTIONS. The Fund's purchases and sales of investment securities (excluding money market mutual funds) were $49,931,779 and $44,920,633 for the year 2000 and $44,614,897 and $41,261,690 for 1999.
     Purchases include reinvestments of dividends and distributions.

5. INVESTMENT ADVISER; EXPENSES. Pearl Management Company is the Fund's investment adviser. The Investment Advisory Agreement requires the Adviser to furnish investment advice and supervision, statistical and research services, and a complete program for management of the Fund's assets; assist the Fund in executing purchases and sales; provide office space for the Fund; and pay the Fund's sales and promotion expenses and compensation of the Fund's executives.

     The Fund pays the Adviser's fee at the annual rate of 0.81% of the Fund's average net assets up to $30,000,000 (computed at the beginning of each month); 0.72% of the Fund's net assets in excess of $30,000,000 and not exceeding $100,000,000; and 0.48% of the Fund's net assets in excess of $100,000,000. The Adviser is not a broker and does not receive any commission from the Fund.

                          MUTUAL SELECTION FUND, INC.
                          ---------------------------
                   NOTES TO FINANCIAL STATEMENTS (continued)
                   -----------------------------------------
                    Years ended December 31, 2000 and 1999
                    --------------------------------------


     The Fund's total operating expenses in any year (including the Adviser's fee but excluding interest, taxes, expenses for purchase or sale of investments, and extraordinary expenses) cannot exceed 0.96% of the Fund's average net assets up to $30,000,000; 0.90% of the Fund's average net assets in excess of $30,000,000 and not exceeding $100,000,000; and 0.78% of the Fund's average net assets in excess of $100,000,000. The Adviser pays all the Fund's operating expenses beyond this limit. To ensure compliance with this limit, the Adviser pays substantially all the Fund's expenses (except the Adviser's fee) and is reimbursed by the Fund to the extent permitted by this limit. For the year 2000 the Adviser paid $168,294 of the Fund's expenses and received $96,386 reimbursement from the Fund, which included no reimbursement of previous years' expenses. For 1999 the Adviser paid $50,426 of the Fund's current year expenses and received $83,894 reimbursement from the Fund, which included $33,468 reimbursement of previous years' expenses. As of December 31, 2000, the Adviser had paid on behalf of the Fund a cumulative net total of $137,085 nonreimbursed expenses which are to be reimbursed by the Fund in the future, subject to the annual expense limit.

     The Adviser's financial obligations to the Fund are personally guaranteed by David M. and Jean Leu Stanley. Mr. Stanley is an executive officer and a Director of the Fund. The Adviser and its officers, Directors, and shareholders, as a group, owned 1.10% of the Fund's outstanding shares as of December 31, 2000. Entities affiliated with one or more officers and directors of the adviser owned 94.76% of the Fund's outstanding shares as of December 31, 2000.

6. COMPENSATION. The executive officers and one Director of the Fund are also officers of the Adviser; they are paid by the Adviser and receive no compensation from the Fund. The Fund's six Directors who are not affiliated with the Adviser are John W. Axel, Jeffrey R. Boeyink, Douglas B. Coder, Dr. David N. De Jong, David L. Evans, and Robert W. Toborg. They received total Directors' fees of $28,400 for the year 2000 and $25,200 for 1999. These fees were paid by the Adviser on behalf of the Fund and have been reimbursed by the Fund in accordance with the expense limit (Note 5).

7. DISTRIBUTIONS. The Fund paid an income dividend of $.6904 per share (aggregate amount $3,291,696) from 2000 investment income (net), a short-term capital gains distribution of $.4851 per share (aggregate amount $2,312,864) from 2000 realized short-term capital gains, and a long-term capital gains distribution of $.6346 per share (aggregate amount $3,025,652) from 2000 realized long-term capital gains, on January 25, 2001 to shareholders of record on December 31, 2000. The Fund paid an income dividend of $.4476 per share (aggregate amount $2,010,350) from 1999 investment income (net), a short-term capital gains distribution of $.3017 per share (aggregate amount $1,355,055), and a long-term capital gains distribution of $.3591 per share (aggregate amount $1,612,861) from 1999 realized long-term capital gains, on January 27, 2000 to shareholders of record on December 31, 1999. For shareholders reinvesting dividends and distributions, each reinvestment date was the same as the record date. Because of rounding, these amounts paid vary slightly from the distributions reported in the financial statements.

8. SUBSEQUENT EVENT. Pearl Mutual Funds, a newly-created Massachusetts business trust, filed a registration statement with the Securities and Exchange Commission on January 8, 2001. When this registration becomes effective, and in connection with a tax-free reorganization, Mutual Selection Fund, Inc. will become a series of Pearl Mutual Funds and its name will be changed to Pearl Total Return Fund. The shareholders of Mutual Selection Fund have previously approved this reorganization. After the reorganization, Mutual Selection Fund's current Board of Directors will be the Board of Trustees of Pearl Mutual Funds.

                           MUTUAL SELECTION FUND, INC.
                              FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA                                             Year ended December 31,
                                          -----------------------------------------------------------------------
 derived from the                                2000           1999           1998          1997           1996
 financial statements
Net asset value,
beginning of period........                     12.16         $10.45         $11.23        $10.94         $10.15
                                          ------------  -------------   ------------  ------------  -------------

Income from Investment
 Operations

Investment income (net)....                      0.69           0.45           0.23          0.42           0.20

Net realized and unrealized
 gain (loss) on investments                     (0.50)          2.37           0.29          1.19           1.24
                                          ------------  -------------   ------------  ------------  -------------
Total investment operations                      0.19           2.82           0.52          1.61           1.44
                                          ------------  -------------   ------------  ------------  -------------

Less Distributions (Note 7)

Dividends from investment
 income (net)..............                     (0.69)         (0.45)         (0.23)        (0.42)         (0.20)
Distributions from net
 realized short-term capital
 gains on investments......                     (0.49)         (0.30)          None         (0.08)         (0.11)
Distributions from net
 realized long-term capital
 gains on investments......                     (0.63)         (0.36)         (1.07)        (0.82)         (0.34)
                                          ------------  -------------   ------------  ------------  -------------
Total distributions........                     (1.81)         (1.11)         (1.30)        (1.32)         (0.65)
                                          ------------  -------------   ------------  ------------  -------------

Net asset value,
 end of period.............                    $10.54         $12.16         $10.45        $11.23         $10.94
                                          ============  =============   ============  ============  =============

-------------------------------------------------------------------------------------------------------------------
Total Return                                     1.56%         26.99%          4.60%        14.75%         14.19%

-------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
 (thousands of dollars)....                    58,875         59,603         48,752        46,662         32,910
Ratio of expenses to
 average net assets........                      0.93%          0.92%          0.94%         0.93%          0.95%
Ratio of investment income
 (net) to average net
assets.....................                      5.62%          3.85%          1.94%         3.82%          1.87%
Portfolio turnover (excluding
 money market mutual funds)                        78%            85%            79%           55%            78%

SELECTED PER-SHARE DATA
                                            ----------------------------------------------------------------------
 derived from the                                  1995         1994           1993           1992          1991
 financial statements
Net asset value,
beginning of period........                      $ 9.13       $ 9.87         $ 9.11         $ 8.69        $ 7.22
                                            ------------ ------------   ------------   ------------  ------------

Income from Investment
 Operations

Investment income (net)....                        0.26         0.26           0.22           0.26          0.32

Net realized and unrealized
 gain (loss) on investments                        1.67        -0.58           0.99           0.42          1.47
                                            ------------ ------------   ------------   ------------  ------------
Total investment operations                        1.93        -0.32           1.21           0.68          1.79
                                            ------------ ------------   ------------   ------------  ------------

Less Distributions (Note 7)

Dividends from investment
 income (net)..............                       (0.26)       (0.26)         (0.22)         (0.26)        (0.32)
Distributions from net
 realized short-term capital
 gains on investments......                       (0.20)        None           None           None          None
Distributions from net
 realized long-term capital
 gains on investments......                       (0.45)       (0.16)         (0.23)          None          None
                                             ----------- ------------   ------------   ------------  ------------
Total distributions........                       (0.91)       (0.42)         (0.45)         (0.26)        (0.32)
                                             ----------- ------------   ------------   ------------  ------------

Net asset value,
 end of period.............                      $10.15       $ 9.13         $ 9.87         $ 9.11        $ 8.69
                                             =========== ===========   ============   ============  ============

-----------------------------------------------------------------------------------------------------------------
Total Return                                      21.13%       (3.19%)        13.27%          7.80%        24.72%

-----------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
 (thousands of dollars)....                      25,623        7,557          4,409          1,842         1,692
Ratio of expenses to
 average net assets........                        1.06%        1.48%          1.38%          1.49%         1.48%
Ratio of investment income
 (net) to average net
assets.....................                        4.52%        3.09%          4.19%          2.96%         4.03%
Portfolio turnover (excluding
 money market mutual funds)                         102%          87%            71%            19%           34%

                      See notes to financial statements.